Exhibit 10.1

                       ATLANTIC TECHNOLOGY VENTURES, INC.

                           STOCK REPURCHASE AGREEMENT


         This Stock Repurchase Agreement (the "Agreement") is made effective as of the 4th day of December, 2000 by and among Atlantic Technology Ventures, Inc., a Delaware corporation (the "Company"), and BH Capital Investments, L.P. and Excalibur Limited Partnership (each an "Investor" and, collectively, the "Investors").

                                    RECITALS

         WHEREAS, pursuant to that certain Convertible Preferred Stock and Warrants Purchase Agreement, dated as of September 28, 2000, by and among the Company and the Investors (the "Purchase Agreement"), the Investors purchased
(i) an aggregate of 689,656 shares of the Company's Series B Preferred Stock, par value $0.001 per share (the "Shares"), and (ii) Warrants to purchase an aggregate of 134,000 shares of the Company's Common Stock, par value $0.001 per share (the "Warrants"); and

         WHEREAS, upon the terms and subject to the conditions contained herein, the parties desire that (i) the Company repurchase an aggregate of 344,828 Shares from the Investors at an aggregate purchase price of $1,000,000 (such Shares and purchase price currently being held pursuant to the Escrow Agreement entered into in connection with the Purchase Agreement), (ii) the Warrants held pursuant to the Escrow Agreement be released to the Investors, (iii) the Company repurchase an aggregate of 137,930 Shares from the Investors for an aggregate purchase price of $500,000, and (iv) the Company be granted an option to purchase an aggregate of 206,898 Shares held by the Investors at an aggregate purchase price of $750,000.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       Initial Closing Date; Repurchase of Shares and Release of
                  Warrant.

                  (a) At the Initial Closing (as defined below), (i) the Investors will sell to the Company, and the Company will repurchase from the Investors, on a pro rata basis, all of the 344,828 Shares held pursuant to the Escrow Agreement, at an aggregate purchase price of One Million Dollars ($1,000,000), (ii) the Investors will sell to the Company, and the Company will repurchase from the Investors, on a pro rata basis, an aggregate of 137,930 Shares, at an aggregate purchase price of Five Hundred Thousand Dollars ($500,000), and (iii) all Warrants held pursuant to the Escrow Agreement shall be released to the Investors.

                  (b) At the Initial Closing, (i) the Company and the Investors shall execute and deliver irrevocable instructions to the Escrow Agent, in the form attached hereto as Exhibit A, to effect the provisions of
         Section 1(a) above, (ii) the Investors shall deliver to the Escrow Agent stock certificates Nos. PB1 and PB2 representing an aggregate of 344,828 Shares for cancellation of the 137,930 Shares thereunder being repurchased by the Company, and (iii) the Company shall deliver to the Escrow Agent Five Hundred Thousand Dollars ($500,000) by wire transfer of immediately available funds in accordance with Section 1.2(b) of the Escrow Agreement.

                  (d) The Company and the Investors hereby acknowledge and agree that delivery of the irrevocable instructions to the Escrow Agent as provided in Section 1(b)(i) above shall constitute an amendment of the Escrow Agreement and the Escrow Agent's duties thereunder (in accordance with the terms of the Escrow Agreement, including, without limitation, those contained in Sections 2.4 and 2.7 of the Escrow Agreement). Except as explicitly provided herein and in such instructions, all other terms, conditions, obligations and other provisions of the Escrow Agreement shall remain in full force and effect.

                  (e) The closing of the transactions contemplated by this
         Section 1 (the "Initial Closing") shall take place at 5:00 p.m. (Eastern Time) on the date hereof at the offices of the Escrow Agent, or at such other date, time or place as the Company and the Investors may mutually agree (the "Initial Closing Date").

                  (f) The Company and the Investors agree to execute and deliver, and will cooperate in obtaining from all appropriate parties (including, but not limited to, the Escrow Agent and the Company's transfer agent), such further documents and instruments as may be necessary or appropriate to consummate the transactions contemplated by this Section 1.

         2.       Option to Repurchase Shares.

                  (a) In connection with the repurchase of the Shares as set forth in Section 1 above, the Investors hereby grant the Company an option (the "Option") to repurchase the remaining 206,898 Shares (the "Option Shares") at an aggregate exercise price of Seven Hundred Fifty Thousand Dollars ($750,000).

                  (b) The Option may be exercised by the Company as to all of the Option Shares, at any time, commencing on the Initial Closing and ending on January 2, 2001 (the "Option Expiration Date"). If not exercised on or prior to the Option Expiration Date, the Option shall terminate.

                  (c) In the event the Company wishes to exercise the Option, the Company shall send a written notice to the Investors of its intention to exercise the Option (the "Notice"), specifying the time and date of the closing of such purchase, as reasonably acceptable to the Investors, which date shall not be more than three (3) business days from the date on which such Notice is delivered (the "Option Closing").

                  (d) At the Option Closing, (i) the Company shall deliver to the Escrow Agent Seven Hundred Fifty Thousand Dollars ($750,000) by wire transfer of immediately available funds in accordance with Section 1.2(b) of the Escrow Agreement, (ii) each Investor shall deliver to the Escrow Agent a stock certificate representing the remaining

         103,449 Shares held by the Investor, and (iii) the Company and the Investors shall execute and deliver irrevocable instructions to the Escrow Agent, in the form attached hereto as Exhibit B, to effect the provisions of this Section 2.

                  (e) The Company and the Investors hereby acknowledge and agree that delivery of the irrevocable instructions to the Escrow Agent as provided in Section 2(d)(iii) above shall constitute an amendment of the Escrow Agreement and the Escrow Agent's duties thereunder (in accordance with the terms of the Escrow Agreement, including, without limitation, those contained in Sections 2.4 and 2.7 of the Escrow Agreement). Except as explicitly provided herein and in such instructions, all other terms, conditions, obligations and other provisions of the Escrow Agreement shall remain in full force and effect.

                  (f) The Company and the Investors agree to execute and deliver, and will cooperate in obtaining from all appropriate parties (including, but not limited to, the Escrow Agent and the Company's transfer agent), such further documents and instruments as may be necessary or appropriate to consummate the transactions contemplated by this Section 2.

         3. (a) Conditions to the Obligations of the Investors. The Investors' obligations to consummate the transactions contemplated at each of the Initial Closing and Option Closing, as applicable, are subject to the satisfaction or written waiver of the following conditions:

                           (i) The representations and warranties of the Company
                  contained in Article IV of the Purchase Agreement, to the extent applicable, shall be true and correct as of the date when made and as of each such closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall have been true as of such date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required hereunder and by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such date. Each Investor shall have received a certificate (along with an updated Disclosure Schedule, if applicable), executed by the Company's President, dated as of such closing date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

                           (ii) The transactions on each such closing date shall
                  be legally permitted by all laws and regulations to which the Company and the Investors are subject.

                           (iii) After giving effect to the transactions
                  contemplated by this Agreement and the Transaction Documents, the Company shall be solvent, and the certificates delivered by the Company's President at each Closing pursuant to Section 3(a)(i) above shall certify and confirm same.

         (b) Conditions to the Obligations of the Company. The Company's obligation to consummate the transactions contemplated at each of the Initial Closing and Option Closing, as applicable, is subject to the satisfaction or written waiver of the following conditions:

                           (i) The representations and warranties of the
                  Investors contained in Article III of the Purchase Agreement, to the extent applicable, shall be true and correct as of the date when made and as of each such closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall have been true and correct as of such date), and the Investors shall have performed, satisfied and complied with the covenants, agreements and conditions required herein and by the Transaction Documents to be performed, satisfied or complied with by them at or prior to such Closing Date.

                           (ii) The Shares to be purchased by the Company shall
                  be free and clear of any liens, encumbrances or interests of any other party.

                           (iii) The transactions on each such closing date
                  shall be legally permitted by all laws and regulations to which the Company and the Investors are subject.

         4. Covenants of the Company. So long as any Investor holds any Shares, Warrants or Common Stock issued or issuable upon conversion or exercise of such Shares or Warrants, (a) the covenants of the Company contained in Article VI of the Purchase Agreement, to the extent applicable, shall survive and continue in full force and effect, and (b) the Company shall continue to maintain the effectiveness of its Registration Statement on Form S-3 (Registration No. 333-49036) filed with the SEC on October 31, 2000; provided, however, that the Stockholder Meeting Deadline as defined in Section 6.13 of the Purchase Agreement shall be extended from ninety (90) days to one hundred thirty-five
(135) days from the Initial Closing Date (as defined therein).

         5. Termination of Obligations to Complete the Second Closing under the Purchase Agreement. The obligations of both parties to satisfy their obligations under Section 2.1(a)(ii) of the Purchase Agreement with respect to the Second Closing Date (as defined therein) shall terminate effective upon the execution of this Agreement.

         6.       Miscellaneous.

                  (a) Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company and each of the Investors.

                  (b) Entire Agreement. This Agreement and the Purchase Agreement (along with the other agreements and documents delivered pursuant to this Agreement and the Purchase Agreement) set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. Except as specifically modified or amended hereunder or as rendered inapplicable hereby, the terms, conditions and provisions of the Purchase Agreement and the Transaction Documents shall continue in full force and effect.

                  (c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

                  (d) Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the execution and delivery of this Agreement and each agreement which is an exhibit hereto, except that the Company shall pay the fees, expenses and disbursements of the Escrow Agent and Wyrick Robbins Yates & Ponton LLP, counsel to the Investors. The Company shall reimburse the Investors for their reasonable expenses and legal fees incurred in enforcing this Agreement or in any modifications or waivers with respect thereto. The Company shall be responsible for all fees and expenses of any of its financial advisors. The Company's obligations under this Section 6(e) shall arise and remain in force whether or not any Closing occurs hereunder, unless such failure to close is solely the result of default by the Investors.

                  (f) Brokerage. Each of the parties hereto represents that it has had no dealings in connection with the transactions contemplated herein with any finder or broker who will demand payment of any fee or commission from the other. The Company, on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

                  (g) Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Investors or their transferees holding at least sixty percent (60%) of the outstanding Shares; provided, however, that no such amendment or waiver approved by fewer than all of the outstanding Shares shall reduce the aforesaid percentage of shares required under this Section 6(g). Any amendment or waiver effected in accordance with this Section 6(g) shall be in writing and shall be binding upon the Investors and each transferee of the securities issuable hereunder.

                  (h)      Indemnification.

                           (A) The Company hereby agrees to indemnify and hold
                  harmless the Investors, their respective Affiliates (as defined in SEC Rule 405) and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                                    (I) any misrepresentation by the Company or
                           breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                                    (II) any failure by the Company to perform
                           in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement or the Purchase Agreement; or

                                    (III) any action instituted against the
                           Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement, other than actions arising out of Investor gross negligence or willful misconduct.

                           (B) Each Investor, severally and not jointly, hereby
                  agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

                                    (I) any misrepresentation by the Investor or
                           breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement or the Purchase Agreement; or

                                    (II) any failure by the Investor to perform
                           in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement or the Purchase Agreement.

                  (i) Definitions. Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Purchase Agreement

                  (j) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be
         (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, or (iii) delivered by reputable air courier service with charges prepaid, or
         (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
         (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or
         (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:         Atlantic Technology Ventures, Inc.
                           150 Broadway, Suite 1009
                           New York, New York  10038
                           Attention:  Frederic P. Zotos
                           Telephone: (212) 267-2503
                           Facsimile: (212) 267-2159

with a copy to (shall not constitute
notice):
                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York  10022-3052
                           Telephone:  (212) 715-9263
                           Facsimile:  (212) 715-8000
                           Attention:  Ezra G. Levin, Esq.

if to the Investors:       As set forth on the signature pages hereto

with a copy to:                     Kevin A. Prakke, Esq.
(shall not                          Wyrick Robbins Yates & Ponton LLP
  constitute notice)                4101 Lake Boone Trail, Suite 300
                                    Raleigh, North Carolina 27607
                                    Telephone: (919) 781-4000
                                    Facsimile: (919) 781-4865

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Repurchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       Atlantic Technology Ventures, Inc.


                                       By: /s/ Frederic P. Zotos
                                           ---------------------
                                       Name:  Frederic P. Zotos
                                       Title: President

Address: 175 Bloor Street East         Investor: BH Capital Investments, L.P.
South Tower, 7th Floor                 By: HB and Co., Inc., its General Partner
Toronto, Ontario, Canada M4W 3R8
Fax: 416-929-5314                      By: /s/ Henry Brachfeld
                                          -----------------------
                                       Name: Henry Brachfeld, President


Address: 33 Prince Arthur Avenue       Investor: Excalibur Limited Partnership
Toronto, Ontario, Canada M5R I B2      By: Excalibur Capital Management, Inc.
Fax: 416-964-8868

                                       By: /s/ William Hechter
                                          ----------------------------
                                       Name: William Hechter, President

                                    Exhibit A

                         INSTRUCTIONS AND RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of September 28, 2000 among Atlantic Technology Ventures, Inc. (the "Company"), the Investors signatory thereto and Wyrick Robbins Yates & Ponton LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that certain terms of the Escrow Agreement and certain duties of the Escrow Agent pursuant to such Escrow Agreement have been amended as set forth in that certain Stock Repurchase Agreement, dated as of December 4, 2000, by and among the Company and the Investors signatory thereto (the "Repurchase Agreement"). Except as explicitly provided herein and in the Repurchase Agreement, all other terms, conditions, obligations and other provisions of the Escrow Agreement shall remain in full force and effect.

                  This notice is being delivered in connection with the Initial Closing (as defined in the Repurchase Agreement), which has taken place on the date hereof. Accordingly, you are hereby irrevocably authorized and instructed to immediately take the following actions:

                  1. Release, via wire transfer, (i) $500,000.00 of the Initial Closing Escrow Holdback Amount, together with all interest accrued thereon, and
(ii) $250,000.00 of the $500,000.00 received via wire transfer from the Company in accordance with Section 1 of the Repurchase Agreement, to BH Capital Investments, L.P. as provided below:

                  Canadian Imperial Bank of Commerce
                  Global Securities
                  Toronto, Ontario, Canada

                  Swift Code:  CIBC CATT Transit #3202

                  For further credit to:

                           CIBC Wood Gundy - Account # 03 39113

                  For further credit to:

                           BH Capital Investments, L.P. - Account # 500 18444


                  2. Release, via wire transfer, (i) $500,000.00 of the Initial Closing Escrow Holdback Amount, together with all interest accrued thereon, and
(ii) $250,000.00 of the $500,000.00 received via wire transfer from the Company in accordance with Section 1 of the Repurchase Agreement, to Excalibur Limited Partnership as provided below:

                  Beneficiary:  Excalibur Limited Partnership
                                Branch 507
                                Account:  751282

                  Correspondent Bank:  Citibank, N.A.
                                       New York, New York

                  ABA Number:  021 000 089
                  SWIFT:  CITIUS33

                  Beneficiary Bank:  Canada Trust
                           Account Number:  36074896
                           (Canada's Trust Account with Citibank)

                  SWIFT:  CATRCATTGBS

                  3. Release to each of BH Capital Investments, L.P. and Excalibur Limited Partnership (at the addresses listed on the signature page hereto) all Warrants issued in the names of such entities that are being held in accordance with the Escrow Agreement.

                  4. Release to the Company (at the address listed on the signature page hereto) stock certificate PB 3 (issued to BH Capital Investments, L.P. and representing 172,414 shares of the Company's Series B Preferred Stock) and stock certificate PB 4 (issued to Excalibur Limited Partnership and representing 172,414 shares of the Company's Series B Preferred Stock), each of which are being held in accordance with the Escrow Agreement.

                  5. Release to the Company (at the address listed on the signature page hereto) stock certificate PB 1 (issued to BH Capital Investments, L.P. and representing 172,414 shares of the Company's Series B Preferred Stock) and stock certificate PB 2 (issued to Excalibur Limited Partnership and representing 172,414 shares of the Company's Series B Preferred Stock), each of which have been received by you in accordance with Section 1 of the Repurchase Agreement; provided, however, that such release shall not occur until you have received from the Company (i) payment in full of all legal fees incurred by Wyrick Robbins Yates & Ponton LLP (as provided for in Section 6(e) of the Repurchase Agreement), (ii) payment in full of all amounts due to you as Escrow Agent (pursuant to the terms of the Escrow Agreement), and (iii) stock certificates representing 103,449 shares of the Company's Series B Preferred Stock issued to each of BH Capital Investments, L.P. and Excalibur Limited Partnership.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 4th day of December 2000.

                                          ATLANTIC TECHNOLOGY VENTURES, INC.

Address:150 Broadway, Suite 1009          By:
New York, New York  10038                    -----------------------------------
Fax: 212-267-2159                            Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                          Investors:

Address: 175 Bloor Street East            BH Capital Investments, L.P.
South Tower, 7th Floor                    By: HB and Co., Inc., its General
Toronto, Ontario, Canada M4W 3R8              Partner
Fax: 416-929-5314
                                          By: _________________________________
                                          Name: Henry Brachfeld, President



Address: 33 Prince Arthur Avenue          Excalibur Limited Partnership
Toronto, Ontario, Canada M5R I B2         By: Excalibur Capital Management, Inc.
Fax: 416-964-8868

                                          By: __________________________________
                                          Name: William Hechter, President

                                    Exhibit B

                         INSTRUCTIONS AND RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of September 28, 2000 among Atlantic Technology Ventures, Inc. (the "Company"), the Investors signatory thereto and Wyrick Robbins Yates & Ponton LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that certain terms of the Escrow Agreement and certain duties of the Escrow Agent pursuant to such Escrow Agreement have been amended as set forth in that certain Stock Repurchase Agreement, dated as of December 4, 2000, by and among the Company and the Investors signatory thereto (the "Repurchase Agreement"). Except as explicitly provided herein and in the Repurchase Agreement, all other terms, conditions, obligations and other provisions of the Escrow Agreement shall remain in full force and effect.

                  This notice is being delivered in connection with the Option Closing (as defined in the Repurchase Agreement), which has taken place on the date hereof. Accordingly, you are hereby irrevocably authorized and instructed to immediately take the following actions:

                  1. Release, via wire transfer, $375,000.00 of the $750,000.00 received via wire transfer from the Company in accordance with
Section 2 of the Repurchase Agreement, to BH Capital Investments, L.P. as provided below:

                  Canadian Imperial Bank of Commerce
                  Global Securities
                  Toronto, Ontario, Canada

                  Swift Code: CIBC CATT Transit #3202

                  For further credit to:

                              CIBC Wood Gundy - Account # 03 39113

                  For further credit to:

                              BH Capital Investments, L.P. - Account # 500 18444


                  2. Release, via wire transfer, $375,000.00 of the $750,000.00 received via wire transfer from the Company in accordance with
Section 2 of the Repurchase Agreement, to Excalibur Limited Partnership as provided below:

                  Beneficiary:         Excalibur Limited Partnership
                                       Branch 507
                                       Account:  751282

                  Correspondent Bank:  Citibank, N.A.
                                       New York, New York
                                       ABA Number:  021 000 089
                                       SWIFT: CITIUS33

                  Beneficiary Bank:    Canada Trust
                                       Account Number:  36074896
                                       (Canada's Trust Account with Citibank)
                                       SWIFT: CATRCATTGBS

                  3. Release to the Company (at the address listed on the signature page hereto) stock certificate PB ___ (issued to BH Capital Investments, L.P. and representing 103,449 shares of the Company's Series B Preferred Stock) and stock certificate PB ___ (issued to Excalibur Limited Partnership and representing 103,449 shares of the Company's Series B Preferred Stock), each of which have been received by you in accordance with Section 2 of the Repurchase Agreement; provided, however, that such release shall not occur until you have received from the Company (i) payment in full of all unpaid legal fees incurred by Wyrick Robbins Yates & Ponton LLP (as provided for in Section 6(e) of the Repurchase Agreement), and (ii) payment in full of all unpaid amounts due to you as Escrow Agent (pursuant to the terms of the Escrow Agreement).

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ____ day of ___________________ 200__.

                                         ATLANTIC TECHNOLOGY VENTURES, INC.

Address:150 Broadway, Suite 1009         By:
New York, New York  10038                   -----------------------------------
Fax: 212-267-2159                           Name:
                                                 ------------------------------
                                            Title:
                                                 ------------------------------



                                         Investors:

Address: 175 Bloor Street East           BH Capital Investments, L.P.
South Tower, 7th Floor                   By: HB and Co., Inc., its General
Toronto, Ontario, Canada M4W 3R8             Partner
Fax: 416-929-5314

                                         By: _______________________________
                                         Name: Henry Brachfeld, President



Address: 33 Prince Arthur Avenue         Excalibur Limited Partnership
Toronto, Ontario, Canada M5R I B2        By: Excalibur Capital Management, Inc.
Fax: 416-964-8868

                                         By: _______________________________
                                         Name: William Hechter, President